Amendment No. 1
                                       To
                               Employment Contract

     The Employment Contract between Justin Industries, Inc. and John S. Justin, Jr. dated December 14, 1994 ("Contract") is hereby amended, effective December 1, 1997, as follows:

     1. Employee's term of employment under Paragraph 2 of the Contract is hereby extended to November 30, 1998.

     2. The minimum annual Salary to be paid to Employee under Paragraph 2 of the Contract shall be Six Hundred Thousand and No/100 Dollars ($600,000.00).

     Except as hereinabove amended, the Contract shall remain in force as originally written.

     Executed this 18th day of December, 1997.

                                        JUSTIN INDUSTRIES, INC.


                                        By:  /S/ RICHARD J. SAVITZ
                                             Richard J. Savitz
                                             Vice President


                                             /S/ JOHN S. JUSTIN, JR.
                                             John S. Justin, Jr.